---------  THE EUROPEAN WARRANT FUND, INC.

Dear Shareholder:

    Having been elected President of the European Warrant Fund (the "Fund") at the May 22, 1998 Board Meeting, this marks the first occasion that I will be reporting on the Fund's performance to you. Robert Discolo, the prior President, tendered his resignation from the Fund in order to pursue other career interests. Management wishes to thank Mr. Discolo for his dedication and hard work throughout his tenure with the Fund.

    The last six months, especially the last quarter, have been a very tumultuous period for the global financial markets and consequently, the Fund was not immune to the developing contagion. For the six-month period ended September 30, 1998, the Fund had negative aggregate total returns of 27.39% based on net asset value ("NAV") and 36.67% based on market price. The Fund was outperformed by the FT/S&P Actuaries Europe Index in United States ("U.S.") Dollars ("benchmark"), which had a negative return of 11.46% for the same period. The reasons for the Fund's underperformance for the last six months relative to the benchmark are detailed in the "Investment Policy" section below.

    We believe that despite the volatile last quarter for global financial markets, a worldwide recession is not imminent. Although there will be a slowdown of GNP and corporate earnings in the U.S. and Europe, it should not be severe. This means that even if corporate earnings are lower than forecast, Europe should still show the best earnings growth worldwide. When you consider the current bond-yield to earnings-yield ratio, the European equity markets are again at an attractive level. Generally, the formation of Euroland* has had a strong stabilizing effect for European economies in general and especially for peripheral members such as Finland and Portugal. Both Finland and Portugal would most certainly have been greatly harmed by the devaluation of their currencies if not for the European Monetary Union ("EMU").

ECONOMIC REVIEW

    The first half of 1998 was marked by a period of economic stability and growth in global markets following the Asian crisis in the Fall of 1997. These positive trends were the result of a decline in bond yields and positive earnings reports, particularly in Europe. However, any hopes of a sustained recovery and increased corporate earnings slowly faded during the third quarter. The first wave of corrections in July was triggered by high valuations and the impact of the Asian crisis on first half corporate results (e.g. Ericsson, ABB, Imperial Chemical Industries). However, the real downturn in stock prices occurred after the devaluation of the Russian Rouble and the Russian government's announcement on August 17 of a moratorium on debt repayment. Despite the comparatively minor importance of the Russian economy--less than 2% of global economic output--the events compelled the global financial community to reassess the prudence of investing in fundamentally unstable markets worldwide. It was a widely held belief of private creditors that the International Monetary Fund ("IMF") would always be able to step in and prevent major credit losses when there were indications of acute economic turmoil. In spite of past successes in Mexico and to a lesser extent in Asia, the IMF's
$20 billion rescue package to Russia was insufficient to bring about stabilization in Russian financial markets. This in turn has enhanced the risk of loss for private lenders such as banks and their shareholders and investors in emerging markets. Credit risks, which were previously "socialized" via the IMF, are now being privatized. The realization of this fact has led to the sudden withdrawal of investors from volatile global markets and investments. Significant amounts of money flowed out of global equity

---------  THE EUROPEAN WARRANT FUND, INC.

markets, corporate bonds and emerging market countries into the safety and quality of cash and government securities of leading nations such as the U.S., the United Kingdom ("UK") and Germany.

    The worldwide flight to quality dramatically increased credit spreads, which led to the collapse of many hedge funds and consequently big losses for most of the international operating banks and brokers. The result was the liquidation and "de-leveraging" of speculative positions that resulted in the weakening of the U.S. dollar against all major currencies. As a rule, the reaction of financial institutions to diminishing credit quality is to reduce credit volume and raise interest rates. Fears of a worldwide credit crunch with a deflationary spiral for the economy forced the Federal Reserve to lower interest rates twice within a short time frame. The second reduction, which was unexpected when made in October, inspired the investment community and led to a market rally in all the key global equity markets.

INVESTMENT POLICY

    Delta-Ratio measures the total leverage to the NAV. When the Delta-Ratio is 2 and the European market increases by $1.00, then the NAV of the Fund generally should increase by $2.00. Conversely, if the European market decreases by $1.00, then the NAV of the Fund generally should decrease by $2.00. Strategically we define our Delta-Ratio Range in three different scenarios: 2-3 is bullish with no clouds on the investment horizon; 1.5-2 means mildly bullish with some risks of corrections; 1.25-1.5 shows caution in a flat market. The Fund entered the financial turbulence of the last quarter with a Delta-Ratio of around 1.8 (upper end of our neutral range). During this turbulence the Fund lowered the Delta-Ratio to 1.5 (bottom level of our neutral range). Nevertheless, the Fund's NAV lost approximately 31.4% this past quarter compared to a decrease in value of 13.2 % for our benchmark. In theory, our Delta-Ratio of 1.8 during the financial turbulence would have resulted in a NAV loss of 23.76 % (1.8 x -13.2% benchmark loss) in the last quarter when matched to our benchmark. The Fund's underperformance relative to the benchmark during the last quarter, and consequently for this six month reporting period, is mostly attributable to four key factors: 1) the Fund was underweight the UK which performed well in comparison to continental Europe, 2) the Fund was overweight financials which were severely hurt by the financial turmoil which developed, 3) the Fund held
6% of its portfolio in Eastern Europe which is not a component of the benchmark index and 4) the Fund was somewhat hurt by cash held in U.S. Dollars which weakened during the last quarter. The U.S. Dollar is also not a component of the benchmark index.

    Our underweighting in the UK helped the Fund in the past to outperform its benchmark index, yet not in the last quarter. The Fund will increase its UK exposure incrementally over the next few months because it appears as though interest rates in the UK have peaked and the British Pound should weaken further. This economic trend should brighten the outlook for UK equities, especially exporters and domestic banks.

    Our largest positions in Euroland were financial stocks that were held in anticipation of large scale corporate restructuring and mergers. As a result of the global financial turbulence and the extreme negative impact to the banking industry, we lowered our exposure in bank financial stocks to underweighting relative to our benchmark. During this period, volatility in the equity markets was more severe in Continental Europe than in the U.S. due to the fact that more than 30% of European listed equities are in the financial sector,

---------  THE EUROPEAN WARRANT FUND, INC.

which is more than double that of the U.S. In the immediate future we are likely to choose insurance companies over banks in the financial sector. The corporate earnings of the big pan-European insurance companies are solid and more predictable when compared to the more volatile banking industry, especially those with large credit exposure to emerging markets.

    The Fund gradually lowered its exposure in Eastern Europe. In Russia, for example, we sold nearly all of our positions before the complete collapse of the Russian financial system. We still believe in the EMU convergence likelihood of Poland, the Czech Republic and Hungary and will gain exposure to these markets with our large warrant position (maturity of nearly 6 years) in the well-managed Baring Emerging Europe Trust.

    Our strategy to sell OTC equity put options has benefited the Fund considerably by compensating the Fund for the extremely high-implied volatility of over 50% of the warrant positions in the portfolio. The Fund is required to segregate cash in an amount that is equal to the underlying share value of the written puts. At the end of the period the cash that was segregated for this purpose represented 25% of the Fund's assets. The Fund currently holds approximately 15% of our total assets in U.S dollars, mostly in the form of U.S. Treasuries.

    Theoretically, we attempt to purchase more longer-maturing warrants on companies (issued by the company itself) that have good management and are financially sound, such as ING JANUARY 2008, VIVENDI 2001 OR MUNICH RE JUNE 2002. These warrants are less volatile and will therefore stabilize the portfolio during periods of market turmoil. Although there has been a recent rally in the European equity markets, we are cautiously optimistic and look for signs of a consistent and stable financial universe. Then we will slowly increase the Fund's Delta-Ratio to the upper level of the neutral range of 1.5--2. We in turn hope to then make up for the Fund's underperformance in the last quarter.

PORTFOLIO AND ADDITIONAL INFORMATION

    The Fund's policy under normal market conditions is to invest 65% of total assets in European Warrants. In response to the market turmoil of the last quarter we decreased our European warrant holdings to below 65% in order to minimize our exposure to the market turbulence. As a result of the recent market rally in all key global equity markets, we have slowly increased our European warrant holdings. At the close of business on November 12, 1998, the Fund was 62.41% invested in warrants with an average weighted life of 511 days. The net asset value of the Fund was $18.92.

    Shareholders can call Investors Bank and Trust Company, the Fund's Transfer Agent, at the Fund's toll free number 1-800-EUROWRS for weekly information on portfolio holdings and geographic diversification.

---------  THE EUROPEAN WARRANT FUND, INC.

    The last six months have been a great challenge to the Fund. We believe that the Fund has weathered the financial storm of the last quarter and shareholders should benefit as soon as the financial universe becomes more stable. We would like to thank the Fund's shareholders for their continued support and management will continue to provide you with our best professional investment management capabilities over the coming year.

                                          Sincerely,

                                          /s/ Michael Quain
                                          ---------------------
                                          Michael Quain
                                          President

November 12, 1998

 * Euroland is comprised of the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal and Spain.

    The views expressed in this shareholder letter reflect those of the President of the Fund only through the end of the period covered by the report as stated on the cover. This shareholder letter contains certain forward looking statements regarding the intent, belief or current expectations of the President. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The President's views are subject to change based on market and other conditions.

                   THE EUROPEAN WARRANT FUND, INC. FACT SHEET
                                  (UNAUDITED)

-------------------------------------------------------------------------------
           COUNTRY WEIGHTINGS
-------------------------------------------------------------------------------


                             COUNTRY WEIGHTINGS


                              % of Net Assets

U.S. Cash Equivalents and
     Net Other Assets and
     Liabilities                       23%
Switzerland                            10%
Eastern Europe                          3%
Ireland                                 1%
Germany                                14%
United Kingdom                         17%
Italy                                   7%
Sweden                                  5%
France                                  7%
Netherlands                             6%
Multinational                           7%

September 30, 1998

-------------------------------------------------------------------------------
MISCELLANEOUS
-------------------------------------------------------------------------------
Average Life of Derivatives (9/30/98)              1.23 years
Average Gearing (9/30/98)++                        2.17%
Average Premium (9/30/98)                          5.10%
Average Annual Premium (9/30/98)                   1.19%
Year to Date Total Return* (1/1/98-9/30/98)       (0.53)%
One Year Total Return* (10/1/97-9/30/98)          (4.38)%
Average Annual Total Return Since Inception*
(7/17/90-9/30/98)                                  16.36%

-------------------------------------------------------------------------------
WARRANT CHARACTERISTICS
-------------------------------------------------------------------------------

The cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. This leveraging effect enables an investor to gain exposure to the underlying instrument with a relatively low capital investment with corresponding risk. Currently, the underlying equity exposure of a Fund share is approximately 1.83 times the value of the share.

-------------------------------------------------------------------------------
SECTOR WEIGHTINGS
-------------------------------------------------------------------------------

                              SECTOR WEIGHTINGS

                               % of Net Assets

Index Warrants                     33%
US Cash Equivalents and
     Net Other Assets and
     Liabilities                   23%
Finance/Bank                        6%
Consumer Goods/Services            10%
Finance/Insurance                   8%
Utilities                           5%
Mutual Funds                        5%
Capital Goods                       4%
interest Rate                       2%
Basic Industries                    2%
Energy                              1%
Transport/Storage                   1%


September 30, 1998

-------------------------------------------------------------------------------
TOP TEN EQUITY WARRANT HOLDINGS SEPTEMBER 30, 1998
-------------------------------------------------------------------------------

                                       MARKET VALUE   PERCENTAGE+
 1 FTSE 100 Index (WDR),
   STK 4000, expires 5/16/99           $23,188,903       16.24%
 2 MIB 30 (BT), STK 19000,
   expires 5/19/00                      11,777,737        8.25%
 3 Scandinavian Telecommunication
   Basket (WDR), expires 6/02/03         7,748,009        5.43%
 4 DAX Cap Lepo (SOG), STK 5500,
   expires 12/17/99                      7,219,314        5.05%
 5 CAC 40 Index Cap Call (BNP),
   STK 2900, expires 3/31/99             5,551,343        3.89%
 6 E-Top 100 (DB), STK 1970,
   expires 6/30/00                       4,415,500        3.09%
 7 Baring Emerging Europe Trust,
   expires 8/31/04                       4,364,625        3.06%
 8 Novartis/Ciba (WDR), expires
   12/30/99                              3,801,593        2.66%
 9 Euro Blue Star (ABN), STK 1970,
   expires 5/12/00                       3,634,049        2.54%
10 Vivendi, expires 5/02/01              3,068,962        2.15%

Currency Hedge At September 30, 1998                      0.00%



                               GLOSSARY OF TERMS

Annual Premium: The premium divided by the number of years until expiration of the warrant.

Gearing: The value of the number of shares underlying each warrant compared to the value of the warrant. This serves as an indicator of the warrant price's sensitivity to a movement in the underlying stock price.

Premium: The amount by which the sum of a warrant's exercise price and purchase price exceeds the current stock price (in the case of put warrants, the premium is the amount by which the sum of the warrant's exercise price and purchase price is less than the current share price). This is expressed as a percentage of the current stock price.

 *Total returns are based on Net Asset Value.
 +Percentages are based on Market Value of Portfolio Assets invested. ++The average gearing is based on the derivative portion of the portfolio.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS
           (percentages of total net assets)
           September 30, 1998 (Unaudited)


  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--62.1%
[ALL NON-INCOME PRODUCING SECURITIES]

            UNITED KINGDOM--13.4%
    50,000  British Aerospace, expires 11/15/00..................  $   755,588
    10,000  FTSE 100 Index (WDR), STK 4000, expires 5/16/99......   23,188,903
                                                                   -----------
                                                                    23,944,491
                                                                   -----------
            GERMANY--10.3%
    10,000  BASF AG, expires 4/09/01.............................    1,962,485
   100,000  Bayer AG (Citi), expires 6/15/00.....................    1,325,874
   200,000  BMW Range (CB), expires 2/08/99......................       58,635
     7,000  Continental AG, expires 7/06/00......................      850,211
    50,000  Daimler-Benz AG (DB), expires 12/16/98...............    1,368,056
   300,000  DAX Cap Lepo (SOG), STK 5500, expires 12/17/99.......    7,219,314
   100,000  Dresdner Bank AG, expires 4/30/02....................    1,238,520
   200,000  Muenchener Rueckversicherungs-Gesellschaft AG Range
              (CL), expires 12/02/98.............................      913,034
    50,000  Muenchener Rueckversicherungs-Gesellschaft AG,
              expires 6/03/02....................................    1,974,452
    10,000  Preussag AG, expires 4/30/01.........................    1,226,553
   200,000  SAP AG Range (CL), expires 2/01/99...................      215,395
                                                                   -----------
                                                                    18,352,529
                                                                   -----------
            ITALY--6.6%
 2,000,000  MIB 30 (BT), STK 19000, expires 5/19/00..............   11,777,737
                                                                   -----------
            FRANCE--6.4%
   890,000  Axa (SOG), STK 13100, expires 2/09/99................    2,937,818
   250,000  CAC 40 Index Cap Call (BNP), STK 2900, expires
              3/31/99............................................    5,551,343
 2,000,000  Vivendi, expires 5/02/01.............................    3,068,962
                                                                   -----------
                                                                    11,558,123
                                                                   -----------
            MULTINATIONAL--6.1%
   100,000  Dow Jones EURO STOXX 50 Index Cap Lepo (DB), STK
              3000, expires 9/16/99..............................    2,895,863
    10,000  E-Top 100 (DB) STK 1970, expires 6/30/00.............    4,415,500



  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------

WARRANTS--(CONTINUED)

            MULTINATIONAL--6.1%(CONTINUED)
   250,000  Euro Blue Star (ABN), STK 1970, expires 5/12/00......  $ 3,634,049
                                                                   -----------
                                                                    10,945,412
                                                                   -----------
            SWITZERLAND--5.6%
   350,000  Alusuisse (WDR), expires 1/15/02.....................    2,052,860
   250,000  Nestle SA (WDR), expires 1/15/02.....................    2,353,367
   300,000  Novartis/Ciba (WDR), expires 12/30/99................    3,801,593
    25,000  Roche Holdings (WDR), expires 12/01/00...............    1,860,065
   100,000  Schweizerische Industrie-Gesellschaft Holding AG
              (Von), expires 11/11/99............................       29,689
                                                                   -----------
                                                                    10,097,574
                                                                   -----------
            NETHERLANDS--4.9%
    25,000  ABN Amro (WDR), expires 5/08/99......................      421,099
   350,000  Ahold (GS), expires 7/25/99..........................    1,922,730
   100,000  ING Groep NV (ML), expires 1/06/99...................      180,376
   100,000  ING Groep NV, expires 1/05/08........................    1,840,898
    50,000  Royal Dutch (WDR), expires 5/14/99...................    2,224,197
    42,500  Wolters Kluwer NV (ML), expires 8/22/01..............    2,234,409
                                                                   -----------
                                                                     8,823,709
                                                                   -----------
            SWEDEN--4.9%
 1,000,000  OMX Cap Call (GS), STK 2300, expires 2/27/99.........    1,053,041
10,000,000  Scandinavian Telecommunication Basket (WDR), expires
              6/02/03............................................    7,748,009
                                                                   -----------
                                                                     8,801,050
                                                                   -----------
            EASTERN EUROPE--2.4%
 7,725,000  Baring Emerging Europe Trust, expires 8/31/04........    4,364,625
                                                                   -----------
            GREECE--0.7%
 2,500,000  Greek Banks (BT), expires 4/26/04....................    1,286,385
                                                                   -----------
            SPAIN--0.7%
   100,000  Iberia Telecom Basket (ML), expires 11/16/98.........    1,279,508
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1998 (Unaudited)

  SHARE                                                               VALUE
  AMOUNT                                                            (NOTE 1)
----------                                                         -----------
WARRANTS--(CONTINUED)
            CZECH REPUBLIC--0.1%
    99,000  BIC Bohemia Investment Co Sa, expires 5/14/01........  $   154,127
                                                                   -----------
            TOTAL WARRANTS
              (Cost $92,589,628).................................  111,385,270
                                                                   -----------

EQUITIES--10.1%

            SWITZERLAND--3.9%
     2,500  SAirGroup-Registered.................................      515,025
     1,000  Valora Holding AG....................................      226,285
    13,000  Zurich Allied AG *...................................    6,467,053
                                                                   -----------
                                                                     7,208,363
                                                                   -----------
            GERMANY--2.2%
    50,000  Siemens AG...........................................    2,761,241
    25,000  Volkswagen AG Preferred *............................    1,114,369
                                                                   -----------
                                                                     3,875,610
                                                                   -----------
            UNITED KINGDOM--1.2%
   100,000  HSBC Holdings Plc (GBP .75 par)......................    1,871,141
    35,582  Standard Chartered Plc...............................      250,728
                                                                   -----------
                                                                     2,121,869
                                                                   -----------
            IRELAND--1.0%
   100,000  Bank of Ireland......................................    1,777,754
                                                                   -----------
            PORTUGAL--0.8%
    30,000  Banco Comercial Portugues, SA........................      810,295
    10,000  Brisa-Auto Estradas de Portugal, SA..................      455,806
     1,000  Telecel-Comunicacaoes Pessoai, SA....................      129,266
                                                                   -----------
                                                                     1,395,367
                                                                   -----------
            FRANCE--0.7%
    25,000  Compagnie Generale des Etablissements Michelin
              Class B............................................      981,354
     5,000  SGS-Thomson Microelectronics *.......................      231,956
                                                                   -----------
                                                                     1,213,310
                                                                   -----------
            NORWAY--0.2%
    10,000  Norsk Hydro ASA ADR..................................      358,750
                                                                   -----------
            GREECE--0.1%
    11,110  Hellenic Telecommunication Organization SA...........      266,177
                                                                   -----------
            TOTAL EQUITIES
              (Cost $13,768,522).................................   18,217,200
                                                                   -----------

                                                                      VALUE
PAR VALUE                                                           (NOTE 1)
----------                                                         -----------
U.S. TREASURY SECURITIES--8.2%
USD  3,000,000 U.S. Treasury Bill, 4.40%, due
                12/24/98 (a).......................................  $ 2,954,000
USD 10,000,000 U.S. Treasury Bond 6.375%, due
                8/15/27 (b) .......................................   11,773,438
                                                                     -----------
               TOTAL U.S. TREASURY SECURITIES
                (Cost $12,797,644).................................   14,727,438
                                                                     -----------
FOREIGN GOVERNMENT BONDS--2.7%
            UNITED KINGDOM--2.7%
 GBP 4,000,000 United Kingdom War Loans 3.50% due, 12/29/49
                (Cost $3,720,237)..................................    4,904,953
                                                                     -----------
SHARE
AMOUNT
----------
INVESTMENT FUNDS--2.4%

            GERMANY--1.4%
   169,456  The New Germany Fund.................................    2,404,157
                                                                   -----------
            AUSTRIA--0.2%
    50,000  Austria Fund.........................................      440,625
                                                                   -----------
            RUSSIA--0.2%
   100,000  First NIS Regional Fund *............................      400,000
                                                                   -----------
            EASTERN EUROPE--0.2%
    10,000  East Europe Development Fund *.......................      124,000
    50,000  Templeton Central & Eastern European Investment
              Co.*...............................................      203,750
                                                                   -----------
                                                                       327,750
                                                                   -----------
            ROMANIA--0.1%
     5,000  Romania Fund *.......................................      177,500
                                                                   -----------
            PORTUGAL--0.1%
    10,000  Portugal Fund........................................      168,750
                                                                   -----------
            IRELAND--0.1%
    10,000  Irish Investment Fund, Inc...........................      165,000
                                                                   -----------
            CZECH REPUBLIC--0.1%
    10,000  Komercni Banka Investment Fund *.....................      160,349
                                                                   -----------
            TOTAL INVESTMENT FUNDS
              (Cost $5,449,166)..................................    4,244,131
                                                                   -----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           PORTFOLIO OF INVESTMENTS--(Continued)
           (percentages of total net assets)
           September 30, 1998 (Unaudited)

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
---------                                                         ------  ----------

OPTIONS PURCHASED--1.0%
[ALL NON-INCOME PRODUCING SECURITIES]

          NETHERLANDS--0.8%
  80,000  Unilever OTC Call, expires 12/30/99...........    NLG       95  $1,536,380
                                                                          ----------
          SWEDEN--0.2%
4,000,000 OMX Call (WDR), STK 2300, expires 12/18/98....    SEK      575     305,957
                                                                          ----------
          TOTAL OPTIONS PURCHASED (Cost $1,416,372).....................   1,842,337
                                                                          ----------


PAR VALUE
---------
FOREIGN CORPORATE BONDS--0.4%
          MULTINATIONAL--0.4%

ITL 250,000,000 International Bank for Reconstruction and
                Development 0% Coupon Strip, 16.76%
                effective rate, due 3/20/28 (Cost
                $726,609)...............................................     700,567
                                                                          ----------
REPURCHASE AGREEMENTS--5.0%
          UNITED STATES--5.0%
USD 8,973,301   Investors Bank & Trust Repurchase Agreement,
                dated 9/30/98, due 10/01/98, with a maturity
                value of $8,974,550, and an effective yield
                of 5.01%, collateralized by a Federal
                National Mortgage Association Obligation,
                with a rate of 6.12%, a maturity date of
                5/01/36 and a market value of $9,421,966
                (Cost $8,973,301).......................................   8,973,301
                                                                           ----------
TOTAL INVESTMENTS--91.9%
  (Cost $139,441,479)................................................... 164,995,197
OTHER ASSETS AND LIABILITIES (NET)--8.1%................................  14,476,727
                                                                         -----------
TOTAL NET ASSETS--100.0%..............................................  $179,471,924
                                                                        ------------
                                                                        ------------

NOTES TO THE SCHEDULE OF INVESTMENTS:

ADR American Depositary Receipt
  * Non-income producing security.
(a) This security is held as collateral for open futures contracts.
(b) Security is segregated as collateral for uncovered written call options.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN OPTIONS
           September 30, 1998 (Unaudited)

                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
---------                                                         ------  ----------
          GERMANY
  10,000  Adidas OTC Put, expires 12/30/98..............    DEM      300  $  810,423
   2,500  BMW OTC Put, expires 12/30/98.................    DEM    1,000     124,899
   1,000  DAX OTC Put, expires 10/16/98.................    DEM    4,200      65,815
   1,000  DAX OTC Put, expires 12/18/98.................    DEM    4,000     137,912
  10,000  Fresenius Medical Care OTC Put, expires
            12/30/98....................................    DEM      120     194,454
  50,000  Lufthansa OTC Put, expires 12/30/98...........    DEM       42     302,151
  10,000  Mannesmann OTC Put, expires 12/30/98..........    DEM      160      92,440
  25,000  Metro OTC Put, expires 11/30/98...............    DEM    79.92       7,479
   1,200  SAP (Listed) Put, expires 12/18/98............    USD       35     487,501
   5,000  SAP OTC Put, expires 12/30/98.................    DEM    1,250   1,254,974
  50,000  Siemens OTC Call, expires 12/30/98............    DEM      125      77,781
 100,000  Veba OTC Put, expires 12/30/98................    DEM       90     320,100
                                                                          ----------
                                                                           3,875,929
                                                                          ----------

          SWITZERLAND
   1,000  Baloise OTC Put, expires 2/19/99..............    CHF    1,400     370,449
   1,500  Baloise OTC Put, expires 7/29/99..............    CHF      800     108,617
   6,000  Ciba OTC Call, expires 12/30/98 (a) ..........    CHF      200       3,259
  15,000  CS Group OTC Put, expires 12/30/98............    CHF      180     285,445
  10,000  CS Group OTC Put, expires 12/30/98............    CHF      300     950,232
   1,000  Holderbank OTC Put, expires 12/31/98..........    CHF    2,000     360,779
   2,000  Novartis OTC Call, expires 12/30/99...........    CHF    2,500     410,166
     500  Novartis OTC Put (ML), expires 10/28/98.......    CHF    2,000       4,914
     500  Novartis OTC Put (WDR), expires 10/28/98......    CHF    2,000       3,995
     200  Roche Holdings OTC Put, expires 11/16/98......    CHF   13,000      28,989
     100  Roche Holdings OTC Put, expires 12/30/98......    CHF   15,000      86,787
   5,000  Tag Heuer OTC Put , expires 12/30/98..........    CHF      178     339,757
   3,000  Zurich Versicherungs-Gesellschaft OTC Call,
            expires 12/21/98............................    CHF    1,000      15,604
                                                                          ----------
                                                                           2,968,993
                                                                          ----------

          UNITED KINGDOM
 500,000  BAT OTC Put, expires 10/16/98.................    GBP        3       8,490
   3,333  FTSE 100 OTC Call, expires 5/12/99............    GBP    5,700   1,659,411
  50,000  HSBC Holdings OTC Call, expires 1/14/99.......    GBP       15      36,728
 800,000  Lloyds TSB Group OTC Put, expires 12/30/98....    GBP      700     828,600
                                                                          ----------
                                                                           2,533,229
                                                                          ----------

          SWEDEN
   1,000  Ericsson (Listed) Call, expires 10/18/98
            (a) ........................................    USD       30      12,501
   1,000  Ericsson (Listed) Put, expires 10/18/98.......    USD       25     662,500
  90,000  OMX OTC Call, expires 12/18/98................    SEK      575     778,124
     100  Pharmacia Upjohn (Listed) Put, expires
            1/16/99.....................................    USD       35       4,063
                                                                          ----------
                                                                           1,457,188
                                                                          ----------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           SCHEDULE OF WRITTEN OPTIONS--(Continued)
           September 30, 1998 (Unaudited)


                                                                  STRIKE    VALUE
CONTRACTS                                                         PRICE    (NOTE 1)
---------                                                         ------  ----------
          NETHERLANDS
 100,000  ABN Amro OTC Call, expires 5/08/99............    NLG       50  $   29,738
  25,000  Ahold OTC Call, expires 11/30/98..............    NLG       70      11,539
  10,000  ASML OTC Put, expires 10/19/98................    NLG       60     141,595
 100,000  Elsevier OTC Put, expires 12/31/98............    NLG       30      67,866
  50,000  ING Groep NV OTC Call, expires 1/06/99........    NLG       90     289,663
                                                                          ----------
                                                                             540,401
                                                                          ----------

          MULTINATIONAL
  10,000  Dow Jones EURO STOXX 50 OTC Call, expires
            11/30/98 (a)................................    ECU    3,200     502,161
                                                                          ----------

          UNITED STATES
     600  Chrysler (Listed) Put, expires 1/16/99........    USD       50     352,500
                                                                          ----------

          FRANCE
  25,000  Michelin OTC Call, expires 12/30/98 (a) ......    FRF      400          16
  30,000  Rhone Poulenc OTC Put, expires 12/30/98.......    FRF      300     295,049
                                                                          ----------
                                                                             295,065
                                                                          ----------
          CURRENCY OPTIONS
5,000,000 USD Put/DEM Call, expires 12/14/98............    USD     1.75     267,748
                                                                          ----------

          SPAIN
 100,000  Endesa OTC Put, expires 12/30/98..............    ESP    3,500     247,861
                                                                          ----------

          ITALY
 300,000  BD Roma OTC Put, expires 12/30/98.............    ITL    3,200      79,063
 200,000  MIB 30 OTC Call, expires 12/18/98.............    ITL   39,000       6,243
                                                                          ----------
                                                                              85,306
                                                                          ----------

          FINLAND
  25,000  Nokia OTC Call, expires 12/18/98 (a)..........    FIM      500      76,889
                                                                          ----------
TOTAL WRITTEN OPTIONS (Premiums received $12,523,749)................... $13,203,270
                                                                         -----------
                                                                         -----------


NOTES TO THE SCHEDULE OF WRITTEN OPTIONS:

(a) All or a portion of the written call option is uncovered. A sufficient amount of collateral has been set aside to purchase the underlying security in the event the option is exercised.

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC,
           SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS SOLD
           September 30, 1998 (Unaudited)

                                                                                                        NET UNREALIZED
  NUMBERS OF                                      EXPIRATION                  CONTRACT                  APPRECIATION
  CONTRACTS             CONTRACTS                   DATE                       VALUE                    OF CONTRACTS
--------------         ------------               ----------                ------------                --------------
     7                    DAX Index                12/18/98                 $ (1,861,250)                 $  196,847
     1                    DAX Index                12/18/98                     (265,893)                     28,151
     2                    DAX Index                12/18/98                     (531,786)                     56,840
     1                    DAX Index                12/18/98                     (265,893)                     28,540
    39                    DAX Index                12/18/98                  (10,369,821)                  1,117,719
    20                 MIB 30 Index                12/18/98                   (3,384,420)                    537,861
                                                                                                          ----------
NET UNREALIZED APPRECIATION OF OPEN FUTURES CONTRACTS                                                     $1,965,958
                                                                                                          ----------
                                                                                                          ----------

                              GLOSSARY OF TERMS

                         CHF  -- Swiss Franc
                         DEM  -- German Deutsche Mark
                         ECU  -- European Currency Unit
                         ESP  -- Spanish Peseta
                         FIM  -- Finnish Markka
                         FRF  -- French Franc
                         GBP  -- British Pound
                         ITL  -- Italian Lira
                         NLG  -- Netherlands Guilder
                         SEK  -- Swedish Krona
                         USD  -- United States Dollar

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF ASSETS AND LIABILITIES
           September 30, 1998 (Unaudited)

ASSETS:
     Investments, at value (Cost $139,441,479)
      (Note 1)....................................   $164,995,197
     Foreign currency, at value (Cost $22,406,947)
      (Note 1) *..................................     22,993,306
     Receivable for investment securities sold....      9,572,521
     Receivable for variation margin on open
      financial futures contracts (Note 1)........        657,885
     Dividends and interest receivable............        381,829
     Prepaid expenses.............................        116,691
                                                     ------------
            Total assets..........................    198,717,429
                                                     ------------

LIABILITIES:
     Written options, at value (Premiums received
      $12,523,749) (Notes 1 and 3)................   $ 13,203,270
     Payable for investment securities
      purchased...................................      5,194,498
     Investment advisory fee payable (Note 2).....        592,774
     Shareholder servicing fee payable
      (Note 2)....................................        148,193
     Accrued expenses and other payables..........        106,770
                                                     ------------
            Total liabilities.....................     19,245,505
                                                     ------------
TOTAL NET ASSETS..................................   $179,471,924
                                                     ------------
                                                     ------------

NET ASSETS CONSIST OF:
     Par value....................................   $     10,676
     Paid-in capital in excess of par value.......    117,443,345
     Undistributed accumulated net investment
      income......................................     14,596,068
     Accumulated net realized gain on
      investments.................................     19,927,029
     Net unrealized appreciation on investments...     27,494,806
                                                     ------------

TOTAL NET ASSETS (equivalent to $16.81 per share
  based on 10,675,768 shares of common stock
  outstanding from 100,000,000 authorized with
  $0.001 par value)...............................   $179,471,924
                                                     ------------
                                                     ------------

------------------

     * Balance consists of German Deutsche Mark valued at $17,939,166 and various other currencies with value totaling $5,054,140.

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF OPERATIONS
           For the Six Months Ended September 30, 1998 (Unaudited)

INVESTMENT INCOME:
     Interest.....................................              $    576,380
     Dividends (net of foreign withholding taxes
      of $62,410).................................                   455,892
                                                                ------------
            Total Investment Income...............                 1,032,272
                                                                ------------
EXPENSES:
     Investment advisory fee (Note 2).............                 1,544,069
     Legal and audit fees.........................                   322,385
     Administration and custodian fees
      (Note 2)....................................                   237,849
     Shareholder servicing fee (Note 2)...........                   148,193
     Printing and postage fees....................                    79,852
     Transfer agent fees..........................                    30,083
     Insurance premium expense....................                    23,452
     Directors' fees and expenses (Note 2)........                    18,225
     Other........................................                    14,428
                                                                ------------
            Total Expenses........................                 2,418,536
               Less: Fees paid indirectly
                  (Note 2)........................                  (214,135)
               Less: Fees waived (Note 2).........                  (148,193)
                                                                ------------
            Net expenses..........................                 2,056,208
NET INVESTMENT LOSS...............................                (1,023,936)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     (Notes 1 and 3):
     Net realized gain (loss) on:
          Securities transactions.................                 7,256,717
          Written option transactions.............                (2,009,809)
          Realized gain distributions from
            investment company shares.............                 1,253,750
          Financial futures contracts.............                 1,125,181
          Forward foreign currency contracts......                   965,126
          Foreign currencies and net other
            assets................................                  (169,318)
                                                                ------------
                 Net realized gain on
                     investments..................                 8,421,647
                                                                ------------
     Net change in net unrealized appreciation
      (depreciation) of:
          Securities..............................               (77,376,903)
          Financial futures contracts.............                 1,965,958
          Written options.........................                  (559,690)
          Foreign currencies and net other
            assets................................                   874,357
                                                                ------------
                 Net unrealized depreciation of
                     investments..................               (75,096,278)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...               (66,674,631)
                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................              $(67,698,567)
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           STATEMENT OF CHANGES IN NET ASSETS

                                           SIX MONTHS ENDED
                                           SEPTEMBER 30, 1998     YEAR ENDED
                                             (UNAUDITED)         MARCH 31, 1998
                                           ------------------    --------------
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss.....................      $ (1,023,936)       $ (1,832,816)
Net realized gain on investments........         8,421,647          48,098,681
Net unrealized appreciation
  (depreciation) of investments.........       (75,096,278)         69,702,672
                                              ------------        ------------
Net increase (decrease) in net assets
  resulting from operations.............       (67,698,567)        115,968,537
Distributions to shareholders from:
  Net realized gains on investments.....                --         (54,222,184)
Net increase in net assets resulting
  from 0 and 2,522,056 shares issued
  from dividend reinvestment............                --          34,047,754
                                              ------------        ------------
Net increase (decrease) in net assets...       (67,698,567)         95,794,107

NET ASSETS:
  Beginning of year.....................       247,170,491         151,376,384
                                              ------------        ------------
  End of period (including accumulated
     undistributed net investment income
     of $14,596,068 and $15,620,004
     respectively)......................      $179,471,924        $247,170,491
                                              ------------        ------------
                                              ------------        ------------

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           FINANCIAL HIGHLIGHTS
           For a Fund share outstanding throughout each period

                                           SIX MONTHS
                                              ENDED                                     YEAR ENDED
                                           SEPTEMBER 30,    ------------------------------------------------------------------
                                              1998          MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                           (UNAUDITED)        1998          1997          1996          1995          1994
                                           -------------    ----------    ----------    ----------    ----------    ----------
Operating performance:
  Net asset value, beginning of
    period...............................    $   23.15       $  18.57      $  12.11      $   7.53      $  13.34      $   8.95
                                             ---------       --------      --------      --------      --------      --------
  Net investment loss(3).................        (0.10)         (0.21)        (0.13)        (0.08)        (0.01)        (0.12)
  Net realized and unrealized gain (loss)
    on investments.......................        (6.24)         12.50          7.35          4.66         (3.90)         5.10
                                             ---------       --------      --------      --------      --------      --------
  Net increase/(decrease) in net assets
    resulting from investment
    operations...........................        (6.34)         12.29          7.22          4.58         (3.91)         4.98
                                             ---------       --------      --------      --------      --------      --------
Capital effect of rights offering........           --             --            --            --            --         (0.50)
Capital effect of dividend
  reinvestment...........................           --          (1.06)           --            --            --            --
Distributions:
  Distributions from net realized
    gains................................           --          (6.65)        (0.76)           --         (1.90)        (0.09)
                                             ---------       --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD...........    $   16.81       $  23.15      $  18.57      $  12.11      $   7.53      $  13.34
                                             ---------       --------      --------      --------      --------      --------
                                             ---------       --------      --------      --------      --------      --------
MARKET VALUE, END OF PERIOD..............    $  14.250       $ 22.500      $ 13.500      $ 10.000      $  6.875      $ 11.875
                                             ---------       --------      --------      --------      --------      --------
                                             ---------       --------      --------      --------      --------      --------
  Total investment return on market
    value................................       (36.67)%       148.77%        43.69%        45.45%       (26.37)%       44.89%
                                             ---------       --------      --------      --------      --------      --------
                                             ---------       --------      --------      --------      --------      --------
Ratios to average net assets/supplemental
  data:
  Net assets, end of period (000's)......    $ 179,472       $247,170      $151,376      $ 98,732      $ 61,430      $107,689
  Ratio of net investment loss to average
    net assets(1)........................        (0.82)%+       (0.95)%       (0.89)%       (0.86)%       (0.11)%       (0.93)%
  Ratio of operating expenses to average
    net assets(1)(2).....................         1.83%+         1.72%         1.88%         2.03%         1.74%         1.73%
  Portfolio turnover rate................           37%            95%          191%          148%          104%          150%

------------------------
(1) For the following periods, the operating expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the net investment income per share and the operating expense ratios would have been:

   Net investment loss per share.........    $   (0.11)            --            --       $(0.09)       $(0.04)       $(0.14)
     Ratio of operating expenses to
    average
     net assets..........................         1.96%+           --            --          2.15%         1.99%         1.90%

(2) For the following periods, the ratio of
    operating expenses to average net assets
    includes indirectly paid expenses.
    Excluding indirectly paid expenses,
    the expense ratio would have been:
                                                  1.66%+         1.65%         1.85%         1.94%           --            --

(3) Based on average shares outstanding
    during the period.

 +Annualized

              See accompanying notes to the financial statements.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     The European Warrant Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on May 23, 1990 and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is enhanced capital growth, which the Fund seeks to achieve by investing primarily in equity warrants of Western European issuers.

     The Fund's investments in European warrants involve certain considerations not typically associated with investment in securities of U.S. companies or the United States Government, including risks relating to (1) price volatility in and relative illiquidity of European warrant markets; (2) currency exchange matters; (3) restrictions on foreign investment; (4) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; and (5) certain economic and political conditions.

     The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

          Portfolio valuation: All non-German securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the bid and asked quotations. If bid and ask quotations are not available, the security is priced at the bid quotation. If this is unavailable, the security is priced at the last available quoted price. German securities which trade on the German exchange are valued at the last sale price prior to the time of determination. If this quotation is not available, the securities are valued at the Kassa closing price of the exchange. Securities that are traded over-the-counter are valued, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities will be valued as determined in good faith under the direction of the Fund's Board of Directors. In making this determination, the Board will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost unless this is determined by the Fund's Board of Directors not to represent fair value. All other securities and assets are reported at fair value as determined in good faith according to procedures established by the Fund's Board of Directors.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

          Warrants: Under normal market conditions, the Fund invests primarily in European warrants. The Fund's holdings of European warrants may consist of equity warrants, basket warrants, index warrants, covered warrants, interest rate warrants, currency options and long-term options of, or relating to, European issuers. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying securities themselves, and price movements in the underlying securities are generally magnified in the price movements of the warrant. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

          Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of underlying debt securities subject to an obligation of the seller to repurchase, and the Fund to resell such securities at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities subject to the repurchase agreement at all times will be equal to at least 100% of the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use such securities to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

          Foreign currency: The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the end of the period; purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in foreign currencies have been included in the unrealized appeciation/(depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

          Options: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, the Fund will realize a

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

          When the Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

          Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements in a particular stock. There is no physical delivery of securities. Further, when the Fund writes an uncovered call option, the Fund must set aside collateral sufficient to cover the cost of purchasing the underlying security in the event that the counterparty to the transaction exercises the contract.

          The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

          Over-the-counter options: The Fund may invest in options on securities which are traded in the over-the-counter market. The applicable accounting principles used are the same as those for options discussed above.

          Forward foreign currency contracts: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

          As part of its investment strategy, the Fund uses forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

          The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

          Financial futures contracts: Upon entering into a futures contract, the Fund is required to deposit with the broker or to segregate for the benefit of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

          For long futures positions, the asset is marked-to-market daily. For short futures positions, the liability is marked-to-market daily. The daily changes in the contract are recorded as unrealized gains or losses. The Fund realizes a gain or loss when the contract is closed.

          There are several risks connected with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

          Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon after the ex-date as the Fund is informed of the dividend. Interest income is recorded when earned.

          Dividends and distributions to shareholders: The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

     term capital losses; however, it currently expects to distribute any excess annually to its shareholders. Additional distributions of net investment income and capital gains may be made at the discretion of the Fund's Board of Directors to avoid a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, foreign currency transactions, other temporary and permanent differences and differing characterization of distributions made by the Fund as a whole.

          Federal income taxes: The Fund intends to continue to qualify as a regulated investment company for Federal income tax purposes. Accordingly, no income tax provision is required. It is expected that certain capital gains earned by the Fund and certain dividends and interest received by the Fund will be subject to foreign withholding taxes.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

     Julius Baer Securities Inc. (the "Adviser") serves as the Fund's investment adviser pursuant to an advisory agreement with the Fund. The fund pays the Adviser a fee for its advisory services at an annual rate of 1.25% of the value of the Fund's average net assets.

     Effective July 1, 1998, the Fund pays Julius Baer Asset Management .25% of the value of the Fund's average net assets for shareholder servicing and other services. These services replace services previously provided by the Adviser and were approved by the Board of Directors at a special meeting on July 23, 1998. At the same time, the Adviser agreed to waive .25% of its 1.25% advisory fee.

     For the six months ended September 30, 1998, the Fund incurred total brokerage commissions of $191,776 of which $20,116 was paid in total to affiliates of the Adviser.

     No director, officer or employee of the Adviser or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund.

     The Fund has entered into an expense offset arrangement as part of its custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. For the six months ended September 30, 1998, the Fund incurred total administrative and custody fees in the amount of $237,849 which, after receiving a credit of $214,135 pursuant to the expense offset arrangement, resulted in a net expense of $23,714.

---------  THE EUROPEAN WARRANT FUND, INC.
           NOTES TO FINANCIAL STATEMENTS (Unaudited)--(Continued)

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 1998 amounted to $83,540,002 and $99,462,816, respectively.

     Activity in written options for the six months ended September 30, 1998 was as follows:

                                                                                NUMBER OF
                                                                  PREMIUM       CONTRACTS
                                                                -----------    -----------
Options outstanding at March 31, 1998........................   $ 4,478,926      6,324,100
Options written..............................................    16,110,875     27,832,275
Options exercised............................................      (153,579)       (13,300)
Options expired..............................................    (2,833,327)   (19,754,242)
Options closed...............................................    (5,079,146)    (6,656,300)
                                                                -----------    -----------
Options outstanding at September 30, 1998....................   $12,523,749      7,732,533
                                                                -----------    -----------
                                                                -----------    -----------

     At September 30, 1998, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amount to $36,902,364 and $11,348,646, respectively.

4. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                                           NET
                                                                           NET REALIZED AND        INCREASE/(DECREASE)
                                                     NET INVESTMENT     UNREALIZED GAIN/(LOSS)     IN NET ASSETS FROM
                              INVESTMENT INCOME      INCOME (LOSS)          ON INVESTMENTS             OPERATIONS
                             -------------------  --------------------  -----------------------  -----------------------
QUARTER ENDED:                TOTAL    PER SHARE    TOTAL    PER SHARE     TOTAL      PER SHARE     TOTAL      PER SHARE
---------------------------- --------  ---------  ---------  ---------  ------------  ---------  ------------  ---------
June 30, 1996...............  250,496      .03     (210,380)     (.03)     8,001,429       .98      7,791,049       .95
September 30, 1996..........  208,263      .03     (276,258)     (.03)     3,616,947       .44      3,340,689       .41
December 31, 1996...........  471,569      .06      (75,210)     (.01)    19,177,933      2.36     19,102,723      2.35
March 31, 1997..............  183,718      .03     (462,790)     (.06)    29,037,301      3.57     28,574,511      3.51
June 30, 1997...............  366,775      .04     (316,510)     (.04)    33,213,380      4.07     32,896,870      4.03
September 30, 1997..........  403,156      .05     (393,229)     (.05)    30,083,819      3.69     29,690,590      3.64
December 31, 1997...........  405,692      .05     (426,219)     (.04)   (12,968,057)    (1.59)   (13,394,276)    (1.63)
March 31, 1998..............  152,090      .01     (696,858)     (.08)    67,472,211      6.33     66,775,353      6.25
June 30, 1998...............  634,783      .06     (361,820)     (.04)    14,679,500      1.38     14,317,680      1.34
September 30, 1998..........  397,489      .04     (662,116)     (.06)   (81,354,131)    (7.62)   (82,016,247)    (7.68)

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

     PORTFOLIO MANAGEMENT

     In managing the day-to-day operations of the Fund, including the making of all investment decisions, the Adviser employs Hansruedi Huber as the Fund's Portfolio Manager. Mr. Huber is employed as a Senior Vice President of Investments with the Adviser and is currently also a Senior Vice President and a member of the Management Committee of Julius Baer Asset Management Ltd., an affiliate of the Adviser. Philipp Burger serves as the co-Portfolio Manager of the Fund. Mr. Burger has been employed as a Vice President of Investments with the Adviser since the second quarter of 1997 and a First Vice President of Julius Baer Asset Management Ltd. since January 1998.

     YEAR 2000

     Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information for the year 2000 and beyond. The Fund has been informed that the Adviser, and the Fund's other service providers (i.e., Administrator, Transfer Agent, Distributor and Custodian) have developed and are implementing clearly defined and documented plans to minimize the risk associated with the Year 2000 problem. These plans include the following activities: inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness. In addition, the service providers are obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Fund is dependent may result in errors and account maintenance failures. The Fund has no reason to believe that (1) the Year 2000 plans of the Adviser and the Fund's other service providers will not be completed by December, 1999, and (2) the costs currently associated with the implementation of their plans will have a material adverse impact on the business, operations or financial condition of the Fund or its service providers.

     In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests. For example, these companies may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem by the Fund's service providers are unknown to the Fund at this time, no assurance can be made that such costs or consequences will not have a material adverse impact on the Fund or its service providers.

     The Fund and the Adviser will continue to monitor developments relating to the Year 2000 problem, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

     EUROPEAN ECONOMIC AND MONETARY UNION

     Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." Each such participating country anticipates replacing its existing currency with the Euro on January 1, 1999. Other European countries may participate after that date. This conversion presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; the establishment of exchange rates for existing currencies and the Euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economical risks, could cause market disruptions before or after the interaction of the Euro, and could adversely affect the value of securities held by the Fund.

     The Fund has been informed that the Adviser, and the Fund's other service providers, as applicable, are taking steps to minimize the risk associated with the conversion. In addition, where appropriate, certain service providers are obtaining assurances from their vendors in the same manner.

     Since the ultimate consequences of the conversion are unknown to the Fund at this time, no assurance can be made that such consequences will not have a material adverse impact on the Fund. The Fund and the Adviser will continue to monitor developments relating to the conversion.

     INVESTMENT POLICY CHANGES

     The following changes to the non-fundamental investment policies of the Fund and additional investment strategies have been implemented since the issuance of the Fund's Prospectus dated September 3, 1993.

          1. The Fund may write put options on securities and foreign currencies with total market value not exceeding 5% of total assets.

          2. The policy that limits the value of the underlying securities on which covered call options are written to 35% of the total assets of the Fund has been eliminated.

          3. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, member banks of the Federal Reserve System or its custodian.

          4. The Board has further clarified the existing policy that the Fund is required to concentrate at least 25% of its assets in securities issued by banks or bank holding companies by eliminating the inconsistent disclosure that the Investment Adviser does not anticipate that it will have more than 25% of its assets in bank issued warrants or similar bank issued equity securities.

          5. The Fund has begun using portfolio securities (as opposed to cash or cash equivalents) to satisfy asset segregation requirements in connection with certain trading practices.

          6. The policy which allows the Fund to invest up to 5% of its total assets in Eastern European equity securities or warrants has been amended to allow the Fund to invest up to 10% of its total assets in such instruments and the definition of Eastern Europe was expanded to include the Newly Independent States of the ex-Soviet Union.

          7. The Fund may both purchase and sell interest rate futures contracts that are traded on regulated exchanges, including non-U.S. exchanges to the extent permitted by the U.S. Commodity Futures Trading Commission.

          8. Fund shareholders changed the Fund's status from a diversified to a non-diversified management investment company at the Fund's June 26, 1997 annual meeting.

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

     RIGHTS OFFERING

     On April 17, 1998, the Board of Directors approved a transferable rights offering to shareholders subject to their approval at the Fund's Annual Shareholder meeting on May 28, 1998. Shareholders approved the proposal at the Annual meeting by a majority of 80% of shares voting. However, on August 11, 1998, the Board of Directors decided to defer the rights offering upon the recommendation of the Fund's management and Salomon Smith Barney, Inc., the lead manager of the proposed rights offering. The Board considered several factors at that time including the wider spread in the discount between the Fund's NAV and its market price and the volatility in both the U.S. and European equity markets. The Board may reconsider the possibility of a rights offering in 1999.

     DISCOUNT

     On various occasions, the Board of Directors has considered several alternatives to address the Fund's discount. The Board will continue to discuss alternatives at future Board meetings.

     QUARTERLY EARNINGS RELEASE

     The Fund issues, in a press release, interim earnings statements on a quarterly basis which compare the Fund's current quarterly performance against the corresponding quarter from the previous fiscal year. In addition, the Fund sends unaudited semi-annual and audited annual reports, including a list of investments held, to its stockholders.

     DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by Investors Bank & Trust ("IBT") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee of a broker or other nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next proceeding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, IBT will, as agent for the participants, buy Fund

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional semi-annual cash payments to IBT in any amount from $100 to $3,000 for investment in Fund shares. IBT uses all funds so received to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant, however, bears a pro rata share of brokerage commissions incurred with respect to IBT's open market purchases of Fund shares in connection with voluntary cash payments or the reinvestment of dividends or capital gains distributions payable only in cash.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     A shareholder may terminate participation in the Plan at anytime by notifying IBT in writing. A termination will be effective immediately if notice is received by IBT not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination and according to a participant's instructions, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 40-42 of the Fund's Prospectus dated September 3, 1993. Information concerning the Plan may be obtained from IBT at 1-(800) 387-6977.

     DIVIDEND REINVESTMENT PRIVILEGE

     Under the Fund's Dividend Reinvestment Privilege (the "Reinvestment Privilege"), a stockholder who is not otherwise participating in the Dividend Reinvestment and Cash Purchase Plan will have all distributions to which the Reinvestment Privilege applies reinvested automatically by Investors Bank & Trust ("IBT") as agent under the Reinvestment Privilege, unless the stockholder elects to receive cash.

     Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable either in shares or cash, the Fund will send stockholders who are not otherwise participating in the Plan a notice (the "Notice") indicating a distribution payable in cash or additional shares issued by the Fund. Stockholders who are not otherwise participating in the Plan will be given the option to receive the distribution in additional shares or cash, net of any applicable U.S. withholding tax. Stockholders who desire to receive the distribution in additional shares need do nothing further. Stockholders who desire the distribution in cash must notify the Fund in the form specified in the Notice. Any cash payments will be paid by the Fund in U.S. dollars by check, mailed directly to the stockholder by IBT as the Fund's dividend paying agent.

---------  THE EUROPEAN WARRANT FUND, INC.
           ADDITIONAL INFORMATION (Unaudited)--(Continued)

     Whenever market price per share is equal to or exceeds net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price of the shares on the valuation date, then valued at 95% of the market price. If net asset value of the shares on the valuation date exceeds the market price of shares on that date, participants will receive shares from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. To the extent the Fund issues shares of Common Stock to participants in the Plan at a discount to net asset value, the remaining shareholders' interests in the Fund's net assets will be diluted proportionately. If the Fund should declare an income dividend or capital gains distribution payable only in cash, participants in the Reinvestment Privilege will receive cash while participants in the Dividend Reinvestment and Cash Purchase Plan will receive the distribution as provided for in such Plan.

     IBT will confirm in writing to the stockholder each acquisition made for her or his account as soon as practicable but not later than 60 days after the date thereof. Although the stockholder may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to the stockholder's account under the Reinvestment Privilege, the IBT will adjust for any such undivided fractional interest in cash at the market value of the shares at the time of termination. Any stock dividends or split shares distributed by the Fund on shares held by IBT for the stockholder will be credited to the stockholder's account.

     The Reinvestment Privilege may be terminated by IBT or the Fund as applied to any dividend or distribution paid subsequent to notice of the termination in writing mailed to the participants in the Reinvestment Privilege at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund. Upon any termination of the Reinvestment Privilege with respect to the reinvestment of dividends and distributions generally, IBT will either (a) issue certificates from the whole shares credited to your Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and IBT is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     These terms and conditions may be amended or supplemented by IBT or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to participants in the Reinvestment Privilege appropriate written notice at least 30 days prior to the effective date thereof. Upon any such appointment of a successor agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for stockholders' accounts, all dividends and distributions payable on the shares held in the stockholders' name or under the Reinvestment Privilege for retention or application by such successor agent as provided in these terms and conditions.

     Information concerning the Reinvestment Privilege may be obtained from IBT at 1-(800) 387-6977.

---------  THE EUROPEAN WARRANT FUND, INC.

INVESTMENT ADVISER
Julius Baer Securities Inc.
330 Madison Ave.
New York, New York 10017

ADMINISTRATOR, CUSTODIAN
& TRANSFER AGENT
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

OFFICERS
Michael Quain
  President, Chief Financial Officer,
  Treasurer and Secretary

Hansruedi Huber
  Chief Investment Officer

Philipp Burger
  Investment Officer

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

COUNSEL
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York 10019-6064

SHAREHOLDER SERVICING AGENT
Julius Baer Asset Management Ltd., Zurich
Brandschenkestrasse 40
CH-8010 Zurich

DIRECTORS
Antoine Bernheim
Lawrence A. Fox
Thomas J. Gibbons
Harvey B. Kaplan
Bernard Spilko*
Martin Vogel

*Chairman of the Board

                                             ----------------------------------
                                                 THE EUROPEAN WARRANT FUND, INC.

                                                                   SEMI-ANNUAL
                                                                        REPORT
                                                            SEPTEMBER 30, 1998

THE EUROPEAN WARRANT FUND, INC.

330 MADISON AVENUE
NEW YORK, NEW YORK 10017
                                                                        [LOGO]

This report is sent to the shareholders of The European Warrant Fund, Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.